Exhibit 23.a.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



                  We consent to the incorporation by reference in this Registration Statement of PanAmSat Corporation on Form S-8, and the prospectus related thereto, of our report dated January 23, 1998 (except for Note 4 to the Financial Statements, which is dated March 9, 1998) appearing in the Annual Report on Form 10-K of PanAmSat Corporation for the year ended December 31, 1997.



                                                     DELOITTE & TOUCHE LLP




Stamford, Connecticut
May 5, 1998